EXHIBIT 10.22


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement is entered into as of July 1, 2000, by and between Spectrum Laboratories, Inc., a Delaware corporation ("Borrower") and City National Bank, a national banking association ("CNB").


                                    RECITALS

         A. Borrower and CNB are parties to that certain Credit Agreement dated as of December 22, 1998 as amended by that certain First Amendment to Credit Agreement dated as of July 14, 1999 (hereinafter the "Credit Agreement").

         B. Borrower and CNB desire to supplement and amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings as set forth in the Credit Agreement.

2.       AMENDMENTS. The Credit Agreement is amended as follows:

         2.1      Section 2.2 is stricken and replaced with the following:

                  2.2 The Term Loan B. CNB agrees to make, upon Borrower's request, a term loan ("Term Loan B") to Borrower in the principal amount of One Hundred Seventy Three Thousand One Hundred Six and 13/100 Dollars ($173,106.13). The Term Loan B will be evidenced by a promissory note ("Term Note") in the form attached hereto as Exhibit "B" or as superseded in any amendment to this Agreement.

                                    2.2.1 Interest on Term Loan B. The Term Loan
                           B will bear interest from disbursement until due (whether at stated maturity, by acceleration or otherwise) at a fluctuating rate equal to the Prime Rate plus one-quarter of one percent (0.25%) per annum. Interest will be payable monthly in arrears on the first day of each month, starting on August 1, 2000, and on the date the Term Loan B is paid in full.

                                    2.2.2 Payment of Term Loan B. The principal
                           amount of the Term Loan B will be repaid by Borrower to CNB in twenty one (21) consecutive monthly installments, consisting of twenty (20) installments each in the amount of $8,530.00, and a final installment in the amount of $2,506.13, commencing on August 1, 2000, and continuing on the first day of each month up to and including April 1, 2002, on which date all principal and accrued interest will be due and payable in full.

                  2.2 Exhibit "B" currently attached to the Credit Agreement is superseded and replaced with Exhibit "B" attached to this Amendment.

3. EXISTING AGREEMENT. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect, and in all other respects is affirmed.

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4.       CONDITIONS PRECEDENT. This Amendment shall become effective upon the fulfillment of all of the following conditions to CNB's satisfaction:

         4.1 CNB shall have received this Amendment duly executed by Borrower and acknowledged by the Guarantors;

         4.2 CNB shall have received a new Term Loan B in the form attached as Exhibit "B" to this Amendment, duly executed by Borrower;

         4.3 All other documents and legal matters in connection with the transactions described in the Agreement will be satisfactory in form and substance to CNB.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


"Borrower"                          Spectrum Laboratories, Inc., a
                                    Delaware corporation


                                    By: /s/ Roy T. Eddleman
                                        ----------------------------------------
                                        Roy T. Eddleman, Chief Executive Officer


                                    City National Bank, a national
                                    banking association


                                    By: /s/ Richard Fein
                                        ----------------------------------------
                                        Richard Fein, Vice President


[Consent of Guarantors continued on next page]

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[Consent of Guarantors continued from prior page]



CONSENT OF GUARANTORS:

         The undersigned have previously guaranteed the indebtedness of Spectrum Laboratories, Inc. owed to CNB. The undersigned confirm that their respective guaranties and the security given in connection therewith, if any, shall continue in full force and effect and that each such guaranty shall be a separate and distinct obligation and apply to the indebtedness arising from the Credit Agreement as amended herein, subject to the overall limitation as to the amount guaranteed.


/s/ Roy T. Eddleman
-------------------------------
Roy T. Eddleman

Spectrum Europe B.V., a
Netherlands company

By:  /s/ Roy T. Eddleman
-------------------------------
Its: Chief Executive Officer
-------------------------------


SLI Acquisition Corp.,                   Spectrum Molecular Separations, Inc., a
a Delaware corporation                   Delaware corporation

By: /s/ Roy T. Eddleman                  By: /s/ Roy T. Eddleman
   --------------------------------          ---------------------------------
Its: Chief Executive Officer             Its: Chief Executive Officer
     ------------------------------          ---------------------------------

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                                                                     EXHIBIT "B"
                                   TERM NOTE B
                               (Any Interest Rate)
                                                                    636814/32109

$173,106.13                                                   Irvine, California
                                                                     July 1,2000


         FOR VALUE RECEIVED, the undersigned. Spectrum Laboratories, Inc., a Delaware corporation ("Borrower"), promises to pay to the order of City National Bank, a national banking association ("CNB"), at its Office located at 9 Executive Circle, Irvine, California 92614 the principal amount of One Hundred Seventy Three Thousand One Hundred Six and 13/100 Dollars ($173,106.13), plus interest on the unpaid principal balance, computed on the basis of a 360-day year, actual days elapsed, at the rates, times and in accordance with the terms of that certain Credit Agreement between Borrower and CNB, dated as of December 22, 1998, as may be amended from time to time (the "Credit Agreement"). Principal is payable in twenty one (21) consecutive monthly installments, consisting of twenty (20) installments each in the amount of $8,530.00, and a final installment in the amount of $2,506.13, commencing August 1, 2000, and continuing on the first day of each month up to and including April 1, 2002, on which day the balance of principal and interest thereon unpaid shall become due and payable. Capitalized terms not defined herein will have the meanings given them in the Credit Agreement.

         If payment on this Note becomes due and payable on a non-business day, the maturity thereof shall be extended to the next business day and, with respect to payments of principal or interest thereon, shall be payable during such extension at the then applicable rate. Upon the occurrence of one or more of the Events of Default specified in the Credit Agreement, all amounts remaining unpaid on this Term Note may become or be declared to be immediately payable as provided in the Credit Agreement, without presentment, demand or notice of dishonor, all of which are expressly waived. Borrower agrees to pay all costs of collection of this Note and reasonable attorneys' fees (including attorneys' fees allocable to CNB's in-house counsel) in connection therewith, irrespective of whether suit is brought thereon.

         This is the Term Note B referred to in the Credit Agreement and is entitled to the benefits thereof, and supersedes and replaces in its entirety that certain Term Note B dated July 14, 1999 in the original principal sum of $275,465.44 executed by Borrower in favor of CNB.

         Upon CNB's written notice to Borrower of the occurrence of an Event of Default, the outstanding principal balance (and interest, to the extent permitted by law) shall bear additional interest from the date of such notice at the rate of Five Percent (5.0%) per annum higher than the interest rate as determined and computed above, and continuing thereafter until the Event of Default is cured.

         This Note shall be governed by the laws of the State of California. If this Note is executed by more than one Borrower, all obligations are joint and several.

"Borrower"                          Spectrum Laboratories, Inc., a
                                    Delaware corporation


                                    By: /s/ Roy T. Eddleman
                                        ----------------------------------------
                                        Roy T. Eddleman, Chief Executive Officer